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Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation
FICO Score	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Original LTV
(50 increment)
0 - 499	58.67	1.03	40.30	100.00	135,895	73.29
500-550	59.46	1.01	39.53	100.00	183,645	73.51
551-600	64.06	0.61	35.33	100.00	157,711	76.86
601-650	57.00	1.29	41.64	100.00	176,402	80.30
651-700	39.63	0.68	58.73	100.00	227,231	80.70
701-750	32.91	0.00	62.39	100.00	259,947	81.30
751-800	40.92	0.25	54.03	100.00	275,552	80.41
801-850	5.08	0.00	67.51	100.00	303,643	68.01
Total	51.63	0.82	46.66	100.00	191,113	79.01

LTV & FICO
Original LTV	FICO NA	450-499	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin
(10 increment)
.01 - 10.00
10.01-20	0.00	0.00	56.06	43.94	0.00	0.00	0.00	0.00	0.00	427,248.07	106,812	8.80	6.10
20.01-30	0.00	0.00	36.30	21.64	28.19	13.87	0.00	0.00	0.00	1,146,149.70	95,512	8.25	5.68
30.01-40	0.81	0.00	11.08	33.66	36.14	13.70	4.62	0.00	0.00	6,722,111.87	156,328	6.88	5.17
40.01-50	0.26	0.00	26.52	23.02	31.99	11.83	6.13	0.26	0.00	19,294,221.00	173,822	6.92	5.30
50.01-60	0.61	0.00	13.20	28.55	30.06	16.19	7.51	3.87	0.00	52,637,559.06	233,945	6.74	5.25
60.01-70	0.78	0.00	22.71	20.62	28.75	17.92	6.01	2.72	0.49	126,691,807.35	243,170	6.89	5.22
70.01-80	0.27	0.00	12.44	19.26	28.73	25.94	9.84	3.47	0.06	441,596,186.43	223,706	7.00	5.15
80.01-90	0.40	0.00	6.11	16.50	34.58	25.16	11.13	6.13	0.00	176,378,767.01	254,148	7.13	5.41
90.01-100	0.07	0.00	4.17	15.08	43.13	24.48	10.89	2.14	0.03	143,284,663.69	96,683	8.51	6.12
Total	0.35	0.00	11.76	19.01	32.10	23.61	9.48	3.59	0.09	968,178,714.18	191,113	7.22	5.33

Prin Balance & FICO
Prin Balance	FICO NA	450-499	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Original LTV	WAC	Gross Margin
(50,000 increments)
$1 - $50,000	0.50	0.00	2.45	30.21	46.12	15.45	3.66	1.45	0.15	30,845,915.73	97.21	10.47	6.99
$50,001 - $100,000	1.03	0.00	15.80	24.85	35.56	16.71	4.84	1.22	0.00	58,203,424.82	79.71	8.82	6.25
$100,001 - $150,000	0.67	0.00	17.41	24.35	32.85	17.47	5.25	2.01	0.00	106,439,459.18	78.01	7.87	5.82
$150,001 - $200,000	0.73	0.00	18.71	21.89	32.11	18.05	5.92	2.59	0.00	121,547,682.97	77.00	7.52	5.66
$200,001 - $250,000	0.54	0.00	15.19	19.76	31.74	21.74	8.12	2.70	0.21	116,641,718.56	77.29	7.19	5.44
$250,001 - $300,000	0.00	0.00	14.20	18.29	30.97	24.31	9.21	3.03	0.00	92,554,598.69	78.80	7.05	5.46
$300,001 - $350,000	0.00	0.00	10.95	18.25	30.55	26.04	12.43	1.78	0.00	92,065,261.19	79.84	6.77	5.15
$350,001 - $400,000	0.00	0.00	7.82	17.33	27.74	30.30	11.97	4.83	0.00	71,816,369.73	80.34	6.66	5.03
$400,001 - $450,000	0.68	0.00	8.13	13.47	32.09	27.44	14.23	3.96	0.00	63,235,455.84	78.70	6.61	5.02
$450,001 - $500,000	0.00	0.00	8.76	16.55	24.53	29.51	15.85	4.80	0.00	59,780,805.79	79.64	6.49	4.99
$500,001 - $550,000	0.00	0.00	6.25	13.79	34.94	22.57	11.36	11.08	0.00	41,952,838.42	81.25	6.62	4.94
$550,001 - $600,000	0.00	0.00	3.50	10.40	22.43	42.82	15.48	5.36	0.00	33,429,843.41	80.11	6.38	4.74
$600,001 - $650,000	0.00	0.00	2.78	13.78	30.56	33.52	8.35	8.28	2.74	22,468,269.66	80.00	6.55	5.05
$650,001 - $700,000	0.00	0.00	14.14	14.10	14.52	13.96	21.59	21.70	0.00	9,418,233.60	74.11	6.43	4.86
$700,001 - $750,000	0.00	0.00	0.00	25.34	25.28	24.52	16.38	8.48	0.00	8,703,611.99	77.72	6.57	4.82
> 750000	0.00	0.00	0.00	10.83	52.74	26.17	8.32	1.95	0.00	39,075,224.60	70.77	6.32	4.55
total	0.35	0.00	11.76	19.01	32.10	23.61	9.48	3.59	0.09	968,178,714.18	79.00	7.22	5.33

Prepayment Penalty & FICO
Prepayment Penalty Term	FICO NA	450-499	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Original LTV	WAC	Gross Margin	Avg Prin Bal
(whatever increments)
0.00	0.32	0.00	14.16	18.60	33.70	22.26	6.90	3.93	0.13	233,114,248.53	80.27	7.77	5.59	141,453
12.00	0.26	0.00	9.89	20.38	32.25	21.37	11.54	4.31	0.00	98,498,922.34	76.01	6.99	5.39	305,897
24.00	0.47	0.00	12.89	22.27	31.57	21.58	8.82	2.40	0.00	450,691,760.09	80.13	7.17	5.28	201,022
30.00	0.00	0.00	0.00	21.57	78.43	0.00	0.00	0.00	0.00	702,216.68	65.25	7.16	5.10	175,554
36.00	0.17	0.00	6.93	10.87	31.18	31.58	13.27	5.67	0.33	184,903,817.62	76.30	6.76	4.91	217,790
60.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	267,748.92	80.00	9.75	7.35	267,749
total	0.35	0	11.76	19.01	32.1	23.61	9.48	3.59	0.09	968,178,714.18	79	7.219	5.33	191,113	42

Mortg Rates & FICO
Mortg Rates	FICO NA	450-499	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Original LTV	WAC	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	0.00	0.00	0.00	25.63	0.00	55.22	0.00	19.15	0.00	2548680.71	75.92	4.99	3.44	509736.14
5.001 - 5.500	0.00	0.00	0.00	6.30	20.68	32.20	31.25	8.28	1.29	47,514,872.91	74.12	5.33	3.93	392,685
5.501 - 6.000	0.00	0.00	1.36	9.53	27.24	35.12	18.05	8.69	0.00	135,089,301.68	74.71	5.83	4.30	324,734
6.001 - 6.500	0.55	0.00	2.25	8.55	32.97	37.37	14.28	4.03	0.00	153,952,613.10	76.30	6.29	4.64	311,015
6.501 - 7.000	0.00	0.00	5.08	19.73	38.62	26.44	6.36	3.76	0.00	188,623,433.53	77.82	6.80	5.09	262,707
7.001 - 7.500	0.25	0.00	9.88	24.62	37.94	17.54	8.12	1.64	0.00	120,507,055.89	79.58	7.29	5.46	226,944
7.501 - 8.000	0.28	0.00	18.51	30.19	31.86	14.23	3.20	1.49	0.23	108,364,421.12	80.47	7.77	5.86	190,447
8.001 - 8.500	0.34	0.00	22.75	29.67	29.49	11.99	4.11	1.57	0.07	62,920,486.69	83.56	8.28	6.27	150,168
8.501 - 9.000	1.19	0.00	30.02	28.45	25.95	11.27	2.37	0.74	0.00	46,498,140.37	82.70	8.78	6.65	136,358
9.001 - 9.500	0.15	0.00	43.63	19.12	21.21	10.34	4.58	0.97	0.00	33,151,585.03	83.64	9.30	7.18	111,247
9.501 - 10.000	0.72	0.00	47.12	16.35	27.96	7.68	0.16	0.00	0.00	23,778,247.08	84.57	9.78	7.42	94,358
10.001 - 10.500	3.02	0.00	33.57	9.66	41.63	11.82	0.29	0.00	0.00	16,134,470.91	87.37	10.34	7.51	62,295
10.501 - 11.000	1.19	0.00	26.87	12.97	55.35	3.61	0.00	0.00	0.00	14,403,663.68	90.62	10.88	7.84	47,694
11.001 - 11.500	2.75	0.00	14.16	73.25	9.84	0.00	0.00	0.00	0.00	10,188,421.06	95.13	11.43	7.77	39,490
11.501 - 12.000	1.28	0.00	51.44	39.60	7.68	0.00	0.00	0.00	0.00	3,919,397.58	84.13	11.81	7.53	55,991
12.001 - 12.500	0.00	0.00	42.83	47.49	9.69	0.00	0.00	0.00	0.00	412,392.13	79.10	12.41	0.00	45,821
12.501 or greater	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	171,530.71	85.89	12.77	0.00	57,177
Total:	0.35	0.00	11.76	19.01	32.10	23.61	9.48	3.59	0.09	968,178,714.18	79.00	7.22	5.33	191,113

Mortg Rates & LTV
Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	0.00	0.00	0.00	0.00	0.00	21.81	0.00	52.56	25.63	0.00	75.92	667	3.44	509736.14
5.001 - 5.500	0.00	0.00	0.00	2.28	2.51	6.86	22.99	47.65	14.36	3.35	74.12	685	3.93	392,685
5.501 - 6.000	0.00	0.00	0.00	0.82	2.19	8.20	19.12	52.78	15.23	1.67	74.71	668	4.30	324,734
6.001 - 6.500	0.00	0.00	0.06	0.60	2.59	8.19	13.60	52.32	18.45	4.18	76.30	657	4.64	311,015
6.501 - 7.000	0.00	0.00	0.00	0.71	2.82	3.52	15.22	48.15	20.66	8.93	77.82	636	5.09	262,707
7.001 - 7.500	0.00	0.00	0.12	0.51	1.48	6.47	10.80	44.21	20.69	15.72	79.58	622	5.46	226,944
7.501 - 8.000	0.00	0.14	0.24	0.41	0.68	6.21	8.60	46.48	19.91	17.34	80.47	606	5.86	190,447
8.001 - 8.500	0.00	0.00	0.19	0.59	1.78	1.52	5.75	40.32	25.05	24.81	83.56	600	6.27	150,168
8.501 - 9.000	0.00	0.42	0.69	0.00	2.62	2.38	10.41	35.19	16.92	31.36	82.70	590	6.65	136,358
9.001 - 9.500	0.00	0.00	0.25	0.45	1.52	1.91	12.03	34.60	14.90	34.35	83.64	580	7.18	111,247
9.501 - 10.000	0.00	0.00	0.48	0.89	1.13	3.19	7.70	34.77	15.84	35.99	84.57	573	7.42	94,358
10.001 - 10.500	0.00	0.00	0.00	2.92	0.00	1.92	8.22	25.89	6.65	54.41	87.37	590	7.51	62,295
10.501 - 11.000	0.00	0.57	0.00	0.00	0.76	0.75	7.32	21.46	4.33	64.80	90.62	587	7.84	47,694
11.001 - 11.500	0.00	0.00	0.00	0.00	0.49	0.92	4.66	9.44	1.86	82.63	95.13	583	7.77	39,490
11.501 - 12.000	0.00	0.00	0.00	0.00	1.27	0.00	20.35	32.77	4.16	41.46	84.13	551	7.53	55,991
12.001 - 12.500	0.00	0.00	0.00	0.00	0.00	0.00	12.42	63.17	14.72	9.69	79.10	560	0.00	45,821
12.501 or greater	0.00	0.00	0.00	0.00	0.00	0.00	0.00	44.66	0.00	55.34	85.89	536	0.00	57,177
Total:	0.00	0.04	0.12	0.69	1.99	5.44	13.09	45.61	18.22	14.80	79.00	631	5.33	191,113

Deal Name:
We would like to see the following data on the aggregate collateral and on all of the groups in the deal.

	aggregate pool	group: ____1__	group: ______2
gross WAC (%)	7.22	7.25	7.20

wtd avg FICO	631.00	629.00	632.00
FICO < 600 (%)	30.51	31.34	29.78
FICO 600-650 (%)	32.72	31.21	34.05

wtd avg CLTV (%)	79.00	78.61	79.35
CLTV = 80 (%)	29.98	34.27	26.21
LTV 95.01 -100 (%)	7.79	7.93	7.66
wtd avg SLTV (%)	82.30	82.85	81.82
Full Doc (%)	51.63	55.88	47.88
Stated Doc (%)	46.66	43.70	49.26

purch (%)	29.63	31.77	27.75
CO refi (%)	64.83	62.84	66.58
Own Occ (%)	93.29	91.71	94.69
Prepay Penalty (%)	75.92	73.11	78.39
wtd avg DTI (%)	41.58	42.36	40.88
ARM ? (%)-includes hybrids	75.61	75.57	75.65
2/28 (%)	21.16	12.15	29.08
3/27 (%)	1.36	0.60	2.04
1st Lien (%)	95.81	96.60	95.11
Avg Loan Balance	$191,113.00	$170,545.00	$213,798.00
# of Loans	5066	2657	2409
Loan Bal < $100k (%)	9.19	9.26	9.12
Mtg Rates > 12% (%)	6.00%	0.00	0.11
Manuf Housing (%)	1.48	0.00	2.77

(%) & largest state code	CA(32%)	CA(21%)	CA(42%)
silent 2nd (%)	17.08	21.76	12.96
IO loans (%)	27.37	14.48	38.71
5yr IO (%)	27.37	14.48	38.71
2 yr IO (%)	0.00	0.00	0.00
IO: FICO	656	676.00	650.00
IO LTV (%)	80.86	81.54	80.63
IO DTI (%)	41.94	41.87	41.96
IO full doc (%)	43.40	42.11	43.82
IO: purch (%)	35.83	47.94	31.85